GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Investor, Class R, Class R6, Service and Class P Shares, of the

Goldman Sachs Mid Cap Value Fund

(the “Fund”)

Supplement dated February 27, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2025

Effective immediately, Cecile Origenes will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Michael Woodcock will begin serving as a portfolio manager for the Fund.

Sung Cho will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Ms. Origenes in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Mid Cap Value Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Sung Cho, CFA, Managing Director, has managed the Fund since 2015; and Michael Woodcock, Vice President, has managed the Fund since 2026.

The following row is added to the table under the “Service Providers—Fund Managers” section of the Prospectuses:

Michael Woodcock Vice President	Portfolio Manager— Mid Cap Value	Since 2026	Mr. Woodcock joined the Investment Adviser in 2025. He is a portfolio manager on the Fundamental Equity Team. Before joining the Investment Adviser, Mr. Woodcock was a portfolio manager at Millennium and a senior analyst at Point72.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

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